Income Taxes	12 Months Ended
Mar. 31, 2011
Income Taxes

(11) Income Taxes

Total income tax expense (benefit) for each of the years in the three-year period ended March 31, 2011 are allocated as follows:

	Yen (millions)
	2009	2010	2011
Income from continuing operations	¥109,835	¥146,869	¥206,827
Other comprehensive income (loss) (note 15)	(58,302)	27,708	(4,708)

	¥51,533	¥174,577	¥202,119

Income (loss) before income taxes and equity in income of affiliates by domestic and foreign source for each of the years in the three-year period ended March 31, 2011 consisted of the following:

	Yen (millions)
	2009	2010	2011
Income (loss) before income taxes
Japanese	¥(132,652)	¥(24,723)	¥115,740
Foreign	294,386	360,921	514,808

	¥161,734	¥336,198	¥630,548

Income tax expense (benefit) for each of the years in the three-year period ended March 31, 2011 consisted of the following:

	Yen (millions)
	2009	2010	2011
Income taxes
Current
Japanese	¥2,829	¥9,209	¥(52,701)
Foreign	65,233	81,054	129,348

	¥68,062	¥90,263	¥76,647

Deferred
Japanese	¥7,654	¥(7,018)	¥22,324
Foreign	34,119	63,624	107,856

	¥41,773	¥56,606	¥130,180

Total
Japanese	¥10,483	¥2,191	¥(30,377)
Foreign	99,352	144,678	237,204

	¥109,835	¥146,869	¥206,827

Withholding taxes for dividends and royalties paid to foreign tax jurisdictions of ¥27,656 million and ¥27,424 million during the fiscal years ended March 31, 2009 and 2010, which were previously reported as Japanese current income taxes, have been corrected and included in Foreign current income taxes.

The statutory income tax rate in Japan was approximately 40% for each of the years in the three-year period ended March 31, 2011. The foreign subsidiaries are subject to taxes based on income at rates ranging from 16% to 40%.

The effective income tax rate for Honda for each of the years in the three-year period ended March 31, 2011 differs from the Japanese statutory income tax rate for the following reasons:

	2009	2010	2011
Statutory income tax rate	40.0%	40.0%	40.0%
Recognition of valuation allowance *1	17.3	6.2	2.3
Difference in statutory tax rates of foreign subsidiaries *2	(25.8)	(6.3)	(6.2)
Reversal of valuation allowance	(0.4)	(0.9)	(0.7)
Research and development credit	(1.7)	(0.3)	(0.3)
Dividend and royalty income from subsidiaries and affiliates, net of foreign tax credit *3	21.7	4.1	6.1
Undistributed earnings of subsidiaries and affiliates	11.6	3.7	2.8
Other adjustments relating to prior years	(5.9)	(1.6)	—
Adjustments for unrecognized tax benefits	11.5	0.6	(10.3)
Other	(0.4)	(1.8)	(0.9)

Effective tax rate	67.9%	43.7%	32.8%

*[1]

Due to the decrease in the amount of foreign tax credit carryforwards expected to be utilized in the future years, the Company had recorded a valuation allowance for the related deferred tax asset as of March 31, 2009.

*[2]

Income before income taxes of foreign subsidiaries whose statutory income tax rate is lower than the statutory income tax rate of 40% in Japan accounted for a larger portion of Honda’s consolidated income before income taxes for the year ended March 31, 2009, which contributed to the lower effective tax rate.

*[3]

The Company did not utilize indirect foreign tax credit against dividend income from foreign subsidiaries and affiliates because of the decrease in taxable income for the year ended March 31, 2009, which resulted in the higher effective tax rate.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at March 31, 2010 and 2011 are presented below:

	Yen (millions)
	2010	2011
Deferred tax assets:
Inventories	¥28,641	¥27,461
Allowance for dealers and customers	102,128	98,479
Accrued bonus	30,938	33,531
Property, plant and equipment	67,879	68,417
Foreign tax credit carryforwards	1,367	719
Operating loss carryforwards	112,675	69,441
Pension and other postretirement benefits	239,087	225,590
Other	136,275	156,636

Total gross deferred tax assets	718,990	680,274
Less valuation allowance	53,410	65,479

Net deferred tax assets	665,580	614,795

Deferred tax liabilities:
Inventories	(8,713)	(9,351)
Prepaid pension expenses	(26,971)	(19,948)
Property, plant and equipment, excluding lease transactions	(50,134)	(50,691)
Direct financing lease transactions	(27,768)	(16,181)
Operating lease transactions	(405,062)	(468,914)
Undistributed earnings of subsidiaries and affiliates	(108,933)	(100,389)
Net unrealized gains on available–for-sale securities	(20,057)	(19,737)
Other	(38,944)	(40,454)

Total gross deferred tax liabilities	(686,582)	(725,665)

Net deferred tax asset (liability)	¥(21,002)	¥(110,870)

Deferred income tax assets and liabilities at March 31, 2010 and 2011 are reflected in the consolidated balance sheets under the following captions:

	Yen (millions)
	2010	2011
Current assets-Deferred income taxes	¥176,604	¥202,291
Other assets	208,376	160,379
Other current liabilities	(2,093)	(1,162)
Other liabilities	(403,889)	(472,378)

Net deferred tax asset (liability)	¥(21,002)	¥(110,870)

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income over the periods in which those temporary differences become deductible and operating loss carryforwards utilized. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods for which the deferred tax assets are deductible, management believes it is more likely than not that Honda will realize the benefits of these deductible differences and operating loss carryforwards, net of the existing valuation allowances at March 31, 2010 and 2011. The amount of the deferred tax asset considered realizable, however, could be significantly reduced in the near term if estimates of future taxable income during the carryforward period are reduced due to further decreases in consumer spending brought about by changes in consumer preferences and rising fuel prices, effects of the Great East Japan Earthquake or other factors. For the years ended March 31, 2009, 2010 and 2011, the net change in the total valuation allowance was an increase of ¥14,104 million, ¥4,872 million, and ¥12,069 million, respectively. The valuation allowance primarily relates to deferred tax assets associated with net operating loss and tax credit carryforwards.

At March 31, 2011, Honda has operating loss and tax credit carryforwards for income tax purposes of ¥209,470 million and ¥3,822 million, respectively, which are available to offset future taxable income and income taxes, if any. Periods available to offset future taxable income and income taxes vary in each tax jurisdiction and range from one year to an indefinite period as follows:

Yen (millions)
Operating loss carryforwards:
Within 1 year	¥850
1 to 5 years	4,835
5 to 20 years	116,871
Indefinite periods	86,914

¥209,470

Yen (millions)
Tax credit carryforwards:
Within 1 year	¥560
1 to 5 years	903
5 to 20 years	1,770
Indefinite periods	589

¥3,822

At March 31, 2010 and 2011, Honda did not recognize deferred tax liabilities of ¥104,239 million and ¥114,260 million, respectively, for certain portions of the undistributed earnings of the Company’s foreign subsidiaries and foreign corporate joint ventures because such portions were considered indefinitely reinvested. At March 31, 2010 and 2011, the undistributed earnings not subject to deferred tax liabilities were ¥3,497,656 million and ¥3,718,929 million, respectively.

Honda’s unrecognized tax benefits totaled ¥125,771 million, ¥109,473 million and ¥46,265 million at March 31, 2009, 2010 and 2011, respectively. Of these amounts, the amounts that would impact Honda’s effective income tax rate, if recognized, are ¥103,982 million, ¥105,318 million and ¥41,264 million in fiscal years 2009, 2010 and 2011, respectively.

Recognized interest and penalties included in income tax expense for the years ended March 31, 2009, 2010 and 2011 were ¥3,604 million expense, ¥335 million benefit and ¥6,050 million benefit, respectively. Honda had recorded approximately ¥9,007 million and ¥2,685 million for accrued interest and accrued penalties at March 31, 2010 and 2011, respectively. Reconciliations of the beginning and ending amount of unrecognized tax benefits for the years ended March 31 are as follows:

	Yen (millions)
	2009	2010	2011
Balance at beginning of year	¥99,527	¥125,771	¥109,473
Additions for tax positions related to the current year	6,515	4,207	12,338
Additions for tax positions of prior years	22,137	2,422	7,280
Reductions for tax positions of prior years *	(1,948)	(20,225)	(71,519)
Settlements *	(7)	(716)	(9,191)
Reductions for statute of limitations	—	—	(8)
Effect of exchange rate changes	(453)	(1,986)	(2,108)

Balance at end of year	¥125,771	¥109,473	¥46,265

*	Due to mutual negotiated agreement regarding transfer pricing matters of overseas transaction between the Company and foreign affiliates, the Company has decreased a portion of unrecognized tax benefits during the year ended March 31, 2011.

Tax liabilities associated with uncertain tax positions are primarily classified as other noncurrent liabilities, as Honda does not expect to pay cash or settle on these positions within the next twelve months.

Honda has open tax years from primarily 2001 to 2011 with various significant taxing jurisdictions including the United States (fiscal years 2001-2011), Japan (fiscal years 2005-2011), Canada, the United Kingdom, Germany, France, Belgium, Thailand, India, Brazil, and Australia.

Honda is subject to income tax examinations in many tax jurisdictions. Tax examinations can involve complex issues and the resolution of issues may span multiple years, particularly if subject to negotiation or litigation. Although Honda believes its estimates of the total unrecognized tax benefits are reasonable, uncertainties regarding the final determination of income tax audit settlements and any related litigation could affect the amount of total unrecognized tax benefits in the future periods.

It is difficult to estimate the timing and range of possible change related to the uncertain tax positions, as finalizing audits with the relevant income tax authorities may involve formal administrative and legal proceedings. Accordingly, it is not possible to reasonably estimate the expected changes to the total unrecognized tax benefits over the next twelve months, although any settlements or statute expirations may result in a significant increase or decrease in the total unrecognized tax benefits, including those positions related to tax examinations being currently conducted.